Exhibit 10.5

                               AGREEMENT TO LEASE

     AGREEMENT made on the 8th day of February 2008 by and between LONG ISLAND PROPERTY MANAGEMENT LP, a Partnership having its principal place of business at 2 Park Avenue, Manhasset, N.Y. 11030 (hereinafter sometimes referred to as LIP or Landlord) and Profile Technologies, Inc. having its principal place of business at 2 Park Avenue, Manhasset, NY 11030 (hereinafter sometimes referred to as Tenant or (PTI), who agree as follows:


                                   WITNESSETH

     WHEREAS, LIP and PTI entered into a certain lease dated March 1, 2007 between LIP as Landlord and PTI as Tenant ("Lease") for certain premises located at 2 Park Avenue, Manhasset, N.Y. 11030 ("Demised Premises"); and

     WHEREAS, the parties desire to amend the Lease;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

     1. The parties hereby agree to extend the Lease for a period of one (1) year to commence March 1, 2008 and to expire on February 28, 2009.

     2.   The annual rent shall be $10,164.00.

     3. Landlord shall not be liable for any damage of any type to Tenant's property or injury or death of any person unless such damage, injury or death was caused by the negligence of the Landlord. Except for such as are caused by Landlord's negligence, tenant shall indemnify and held harmless Landlord for all liabilities, obligations, damages, claims and costs and expenses including reasonable attorney's fees resulting from any damage to anyone's property, injuries or death occurring in or on the Demised Premises. Tenant agrees to maintain, at its sole expense, general public liability insurance in standard form in favor of the Landlord as "Additional Insured" or other identical coverage. Such insurance shall be in an amount and with carriers acceptable to the Landlord and the policy or policies shall be delivered to the Landlord.

     4.   All other terms and conditions of the Lease remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have signed this agreement as of the day and year first above written.



                                        LONG ISLAND PROPERTY MANAGEMENT LP

                                        BY
                                           -------------------------------------
                                           LOREN EDWARD KING, PRESIDENT OF GP


                                        PROFILE TECHNOLOGIES, INC.

                                        BY   /s/  Henry Gemino
                                            ------------------------------------
                                        HENRY GEMINO, CHIEF EXECUTIVE OFFICER